                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) November 2, 1998



                            PUROFLOW INCORPORATED
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            (Exact name of registrant as specified in its charter)



        DELAWARE                                               13-1947195
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(State or other jurisdiction                               (I.R.S. Employer
 of incorporation)                                          identification No.)


                                   0-5622
                          --------------------------
                           (Commission File Number)



  16559 Saticoy Street, Van Nuys, California                   91406-1739
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   (Address of principal executive offices)                     (Zip Code)



     Registrant's telephone number, including area code:   (818) 756-1388


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        (Former name or former address, if changed since last report)

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ITEM 1   None

ITEM 2   None

ITEM 3   None

ITEM 4   None

ITEM 5 Registrant reports the formation of a strategic alliance on November 2, 1998 with AAR Cooper Aviation, a division of AAR Corp. (NYSE AIR), Norcross Air Inc. and Puroflow Inc. (OTC Bulletin Board PURO) to provide a broad range of filtration products to the regional business and general aviation aftermarket.

         This alliance capitalizes on the financial strength, global reach and capital expertise of AAR, the market knowledge and customer contacts of Norcross and Puroflow's ability to produce low cost FAA approved aftermarket filtration products.

ITEM 6   None.

ITEM 7   None

ITEM 8   None


                                  SIGNATURE
                                  ---------

Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                Puroflow Incorporated
                                ---------------------
                                     Registrant

                                /s/ Gary A. Rosen
                                ----------------------
                          By:   Gary A. Rosen
                                Chief Financial Officer





Dated:  November 18, 1998